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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):               January 23, 1996
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                              THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)

          DELAWARE                      1-11011                       86-0695381
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(State or Other Jurisdiction          (Commission               (I.R.S. Employer
     of Incorporation)                File Number)           Identification No.)

1850 NORTH CENTRAL AVENUE, P. O. BOX 2209, PHOENIX, ARIZONA           85004-2209
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code:                 602/207-6900
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Item 5.  Other Events.

     The FINOVA Group Inc. (formerly known as GFC Financial Corporation) today announced revenues, net income and selected financial data and ratios for the fourth quarter ended December 31, 1996 (unaudited).

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits:

         Exhibits                                Title
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
            28                Press Release of The FINOVA Group Inc. dated
                              January 23, 1996

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                              THE FINOVA GROUP INC.
                              ---------------------
                                  (Registrant)



Dated: January 25, 1996       By /s/  Bruno A. Marszowski
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                                 Bruno A. Marszowski, Senior Vice President,
                                 Chief Financial Officer and Controller
                                 Principal Financial Officer/Authorized Officer

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